Investor Presentation August 27, 2012 Exhibit 99.2

Disclaimer
This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of
1995 giving M&T’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,”
“positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.
In addition to factors previously disclosed in M&T’s reports filed with the SEC and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by M&T and Hudson City shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the M&T and Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Hudson City’s scale retail network + M&T’s full commercial banking product suite
Expanded presence throughout attractive metro New York / New Jersey region
Increased access to broad base of middle-market / small businesses
Enhanced
Risk Profile
Hudson City’s wholesale borrowings and securities restructured post-closing
– Mitigates interest rate risk; immediately enhances earnings
Diversified pro forma loan portfolio
Combines institutions with superior credit performance
Accretive to
Capital
Accretive to capital ratios, capital generation, and tangible book value per share
Tier 1 Common ratio 8.25% - 8.50% pro forma at closing
Financially
Attractive
IRR of 18%+
High single-digit EPS accretion by 2014
Low
Integration
Risk
Simple business model facilitates integration
Leverages M&T’s proven integration experience
Extensive M&T operating experience in Hudson City’s markets
Compelling Strategic Opportunity

Extends
M&T’s
Community
Banking
Franchise

Summary of Key Terms

Consideration: Consideration per Share: Value fixed at 0.08403 M&T shares
Consideration Mix: 60% stock, 40% cash
Total Value at Announcement
(1)
: $7.22 per share, or $3.7 billion
0.8x tangible book value
Hudson City Balance
Sheet Restructuring:
$15+ billion balance sheet reduction post-closing
Long-term borrowings to be retired
Investment securities portfolio to be sold
Loan Loss Assumptions: $433 million (1.5% of gross loans, 44% of NPLs)
Due Diligence: Comprehensive review, including loans, securities, and borrowings
Synergies and Expenses: 24% operating cost savings – driven by redundant outsourced operations
No near-term revenue synergies assumed, but anticipated
$223 million in merger-related charges (pre-tax)
Expected Closing: Second quarter of 2013
Required Approvals: Approval of Hudson City and M&T shareholders
Customary Regulatory approvals
Board Representation: Ronald E. Hermance, Jr., Chairman and CEO of Hudson City to join M&T’s Board of
Directors
1. Based on M&T’s closing price of $85.87 on 8/24/2012

Overview of Hudson City

Branches: 135    (97 in New Jersey, 29 New York and 9 in Connecticut)
Assets: $44 billion
Loans: $28 billion – Low-LTV residential mortgages with superior credit performance
Investment Securities: $13 billion – Primarily low-risk, easily saleable agency MBS
Funding: $25 billion in deposits
$13 billion in long-term FHLB / repo borrowings
Strong Capital Position: 19.4% Tier 1 Common ratio
10.4% Tangible Common Equity ratio
Preliminary assessment of risk weighted asset calculation under Basel III suggests limited impact
Financial data as of June 30, 2012.
Tier 1 Common ratio for Hudson City Savings Bank.
New Jersey-based thrift with a simple operating model of taking retail deposits and extending single family mortgages

VT
NY
NH
MA
CT
PA
NJ
MD
DE
DC
VA

VT
NY
MA
CT
PA
NJ
MD
DE
DC
VA

**Metropolitan New York / New Jersey[1]**

Leading Regional Bank in Eastern United States

Source: SNL Financial
Complementary
Combined
Footprint
Significantly enhances
M&T’s retail deposit
presence in metropolitan
New York / New Jersey
Rank
Number of                              Market
Branches
Deposits
($ in millions) Share
1 JPMorgan Chase 1,000 359,265 $         34.2%
2 Bank of America 478 96,901 9.2
3 Bank of New York Mellon 7 95,372 9.1
4 Citigroup 290 66,290 6.3
5 HSBC 171 56,615 5.4
6 Wells Fargo 321 41,054 3.9
7 Capital One 353 40,916 3.9
8 Toronto-Dominion 360 37,158 3.5
9 Pro Forma Combined 153 26,886 2.6
9 Hudson City 115 22,768 2.2
10 New York Community 207 15,915 1.5
22 M&T 38 4,118 0.4
Total For Institutions In Market
5,814 1,050,450
1.
'New York-Northern New Jersey-Long Island, Metro MSA.  Data as of June 30, 2012.

Enhanced Presence in Attractive, High-Income Markets
Financial data as of June 30, 2012, except as noted.
1. Net of purchase accounting adjustments, balance sheet restructuring and expected pre-close run-off.
2. Represents median household income in counties in which institutions have a branch presence..
Source: SNL Financial
Expanded branch network enhances franchise within sought-after affluent markets
($ billions)
M&T Hudson City Combined
Assets 81 $             28 $
(1)
109 $
Loans 63 26
(1)
89
Deposits
63 24
(1)
87
Domestic Branches 735 135 870
Deposits per Branch
($ millions)
85 $             175 $             100 $
Wtd. Median Household Income
($000's)
(2)
55 74 61
NYC / Northern NJ Metro MSA
Branches # 21 # 12 # 12
Deposits # 22 # 9 # 9

$50
$40
$30
$20
$10
$-
13.3
2.0
28.3
1.7
25.9
6/30/2012
Post -Restructure At Close
Investment securities
Other assets
Loans

$50
$40
$30
$20
$10
$-
13.4
0.9
24.6
4.7
1.8
23.6
2.2
6/30/2012
Post -Restructure At Close
FHLB/Repo Borrowings
Other liabilities
Deposits
Common equity

M&T Bank

Hudson City Bancorp, Inc.

Disposition of Investment
Securities & Expected Pre-closing
run off of Mortgage Portfolio
Restructuring Deleverages Balance Sheet and Improves Liquidity Profile

Balance sheet reduction results in a de-risked balance sheet comprised of residential mortgages funded with core deposits
Total = $44 B
Total = $28 B
Hudson City Assets
Hudson City Liabilities & Equity
Total = $44 B
Total = $28 B
Repayment of
Borrowings
Unwind high cost FHLB and repo borrowings – Q2’12 borrowing cost 4.20%
Including fair value adjustments ($2.5 billion), M&T would retire $15.4 billion of Hudson City’s long-term debt
Prepayment to be funded by liquidating Hudson City’s investment securities portfolio (Q2’12 yield = 2.66%), cash equivalents and FHLB stock

Resolves Interest Rate Risk

Hudson City’s standalone interest rate risk mitigated through restructuring and combination with M&T’s asset-sensitive balance sheet
Improved Pro Forma Interest Rate Risk Profile
Deleveraging
Prepayment of structured borrowings reduces pro forma leverage
Sale of investment securities
Balance Sheet
Transformation
Reduced interest rate risk over time
Residential mortgage portfolio run-off
Growth in variable-rate commercial loans
Asset-Sensitive
Combined
Balance Sheet
M&T’s asset-sensitive profile absorbs interest rate risk inherent in Hudson
City’s balance sheet

$1,200
$1,000
$800
$600
$400
$200
$917
$1,112
YTD 6/30/12 (Annualized)
Pro Forma for Restructuring

5%
4%
3%
2%
1%
0%
2.1%
3.9%
YTD 6/30/12
Pro Forma for Restructuring

5%
4%
3%
2%
1%
0%
1.3%
2.6%
YTD 6/30/12
Pro Forma for Restructuring

M&T Bank
Hudson City Bancorp, Inc.

Immediate Profitability Improvement

Prepaying Hudson City’s high-cost debt by liquidating its low-yielding investment securities portfolio improves future profitability
Net Interest Income
Reported Impact of Restructuring
Pre-Provision Net Revenue /
Average Assets
Net Interest Margin
($ in millions)
Reported Hudson City financial data as of or for the half-year ended June 30, 2012.  Does not reflect purchase accounting adjustments.
Reflects impact of restructuring on Hudson City’s standalone YTD 6/30/12 performance

**M&T**

6/30/2012

Other Consumer 8%
Home Equity 10%
Residential Mortgage 16%
C&I (Incl. Owner Occupied CRE) 37%
CRE 29%

**Hudson City**

6/30/2012

Home Equity 1%
Residential Mortgage 99%

**Pro forma Loan Composition**

6/30/2012

Other Consumer 6%
Home Equity 7%
Residential Mortgage 42%
C&I (Incl. Owner Occupied CRE) 26%
CRE 19%

39%

M&T Bank
Hudson City Bancorp, Inc.

Commercial real estate (CRE) would comprise smaller share of M&T’s pro forma loan portfolio
Acquired residential mortgage portfolio is expected to run off quickly – historical annual pay down of 20-23%
Approximately 40% of the combined company’s loan portfolio marked to fair value
Diversified and De-Risked Loan Portfolio
Transaction would mitigate Hudson City’s residential mortgage monoline focus, resulting in a more diversified loan portfolio
Source:  Regulatory Filings
Note: Owner Occupied  CRE is included in C&I segment, as the repayment source for these loans are cash flow from operations rather than the real estate.
Loan Portfolio Breakdown ($ millions)
$ % $ % $ %
Loans
CRE 17,877 29% 34 0% 17,911 19%
C&I (Incl. Owner Occupied CRE) 23,470 37% 20 0% 23,490 26%
Residential Mortgage 10,012 16% 27,965 99% 37,977 42%
Home Equity 6,253 10% 243 1% 6,496 7%
Other Consumer 5,239 8% 22 0% 5,261 6%
Total 62,851 28,284 91,135
% of Portfolio Marked 11%
M&T Bank  (6/30/2012) Hudson City (6/30/2012) Pro Forma (6/30/2012)

Immediately Supplements Tangible Capital Base
Restructuring charges and adjustments net of tax.  Represents net tangible common equity contribution before cash consideration to be paid for the transaction.
1. Includes credit and other fair value adjustments net of allowance for loan losses.
Hudson City - 6/30/12 Tangible Common Equity 4.5 $
Retirement of Borrowings (1.5)
Investment Securities Sale 0.1
Loan Fair Value Adjustment
(1)
0.4
Other Adjustments (0.3)
Net Tangible Common Equity Contribution 3.2 $
Restructuring
Other
Adjustments

Hudson City contributes $3.2 billion of tangible capital after restructuring and purchase accounting adjustments

Accretive to Earnings and Capital
Immediate
Earnings
Accretion
Accretive to earnings in 2013
High single-digit percentage EPS accretion in 2014
Attractive
Returns
18%+ IRR
10% accretive to tangible book value per share
Improves return on tangible equity
Accretive to
Capital
Tier 1 common ratio: 8.25% - 8.50% pro forma at June 30, 2013
Immediate 30 - 40 bps benefit to Tier 1 common ratio
Comparable benefit under recent Basel III proposals
(1)
Improves tangible capital generation
1. Preliminary estimate based on Federal Reserve Basel III and Standardized Approach NPRs dated June 7, 2012.

Significant Commercial Lending Opportunity
Hudson City’s footprint hosts 7,500 middle-market and over 300,000 small businesses
Concentration of small and middle market businesses are higher than M&T‘s mid-Atlantic Footprint
Opportunity for M&T to significantly increase market share by increasing market penetration
Significant
Opportunity
1. Includes all counties in DC, DE, MD, VA and WV with M&T's presence.
2. Includes all counties in CT, NJ, and NY with Hudson City presence.
Source: Hoovers Financial, Infogroup, M&T’s internal analysis
($ in billions)
Companies
M&T's
Current
Penetration Companies
M&T's
Current
Penetration
M&T's Mid-Atlantic
Footprint
(1)
Middle Market
($10 - $500 mil. Annl. Sales)
Small Business
($0 - $10 mil. Annl. Sales)
3,451             22% 256,958           15%
Hudson City
Footprint
(2)
7,586             5% 323,931           1%

$18.6
$16.4
$12.7
12% Annlz.
$12.4
$11.7
11%
$10.0
$9.0
$10.3
$6.6
$6.7
$6.0
Loan CAGR= 11%
$3.8

Demonstrated Success in New Market Expansion
Since initially entering Maryland through the 2003 acquisition of Allfirst, M&T has achieved:
– #1 market share for lead bank relationships among middle-market companies (State of Maryland overall)
– #1 SBA lending share (Baltimore)
– #1 branch market share (Baltimore) and #2 deposit market share (Baltimore).
Provident
Acquisition
Wilmington
Trust
M&T successfully leveraged its community banking model to build a leading presence in Mid-
Atlantic region
(1)
1. Includes Baltimore, Chesapeake, Washington, Central Virginia & Delaware
$-
$4.0
$8.0
$12.0
$16.0
$20.0
2003 2005 2008 2009 2010 2011 Q2'12
Loans
Deposits

Wayne
Pike
Orange
Putnam
Fairfield
New Haven
Middlesex
New London
Rockland
Sussex
Passaic
Westchester
Monroe
Warren
Morris
Suffolk
Northampton
Nassau
Queens
Hunterdon
Somerset
Richmond
Middlesex
Bucks
Mercer
Monmouth
Montgomery
Philadelphia
Delaware
Burlington
Ocean
Camden
Gloucester
Salem
Atlantic
Cumberland

14% CAGR

M&T’s Commercial Portfolio and Infrastructure in Hudson City’s Markets
Hudson City Markets
($ in billions)
NYC Market Philadelphia NJ Tarrytown Long Island Total
Loans $7.6 $2.4 $0.4 $1.9 $0.4 $12.7
Deposits $2.1 $1.0 $0.1 $0.9 $0.8 $4.9
Cmcl. Rel. Mgrs / Lenders 39 30 14 17 9 109
M&T’s regional teams have successfully expanded its lending portfolio within these regions despite a limited branch network
Established commercial lending presence would be augmented by expanded branch network
($ in billions)
Opportunity to
make these regions
self-funded
M&T’s Current Total Loans & Deposits in Selected Regions
Long Island
NJ
Tarrytown
M&T’s Commercial Loans in Hudson City’s Footprint
$1.4
$1.7
$1.9
$2.1
$2.3
$2.5
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
2007 2008 2009 2010 2011 Jun-12

Leverages M&T’s Long-Standing Commercial Presence in Hudson City’s Footprint
M&T Bank has a long history within the NYC metropolitan area that dates back to the acquisition of East New York
Savings in 1987
$11.5 billion Middle Market (C&I) and CRE loan portfolio in the region
(1)
$2.5 billion Middle Market and CRE loan portfolio in Hudson City’s core footprint
1. Includes Philadelphia
Average Tenure of Management by Region
Region Middle-Market / CRE Business Banking Total
New York City 15 11 13
Tarrytown 13 13 13
Philadelphia 11 9 10
Long Island 7 11 9
New Jersey 6 13 9
Average
12 11 11
Length of Service (Years)

M&T’s Commercial management team has many years of experience within the market and a long tenure with M&T

– Full suite of commercial banking, small business and wealth management products
Introduces strong small business and middle-market lending competitor
– Leading middle market and SBA lender in its core markets
– #6 SBA lender nationally and #3 in Eastern U.S.
– Most honored bank in 2011 Greenwich Excellence Awards for Small Business Banking:
12 national awards and 2 regional awards
Expanded branch network throughout the Mid-Atlantic and Northeast
– Minimal branch overlap or consolidations
M&T has received the highest possible CRA rating on every exam since 1982
Transaction Benefits Hudson City’s Customers and Markets
Enhanced range of banking products for Hudson City customers and communities

3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
2.81%
1.01%
0.77%
0.86%
0.41%
0.42%
0.34%
0.31%
0.16%
0.15%
0.25%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Shared History of Strong Credit Performance
* Top 25 publicly traded banks in each year
Conservative underwriting and well-secured, portfolio lending approaches have contributed to below-average loss rates for both institutions throughout the recent credit cycle
Net Charge-Offs / Average Loans
Source: SNL financial
MTB Top 25 Median* Hudson City

Favorable residential mortgage portfolio characteristics mitigate credit risk exposure
Loan Credit Marks

Portfolio Review
Estimated credit mark of $433
million
– ~1.5% of total loans
Represents >6 years of Hudson
City’s annualized YTD 6/30/12 net
charge-offs
1. Includes AZ, CA, FL, GA, NV
Extensive due diligence by M&T, including detailed on-site loan-level file reviews
Favorable underwriting characteristics
– Original LTV: 68%
– Average current FICO: 730
~80% of loans in Hudson City’s core Tri-State footprint (NJ, NY, CT)
Small commercial portfolio of 109 loans; Only 12 loans > $1 million with the largest loan balance of $6 million
– <0.25% of portfolio in “sunshine” states
Granular loan portfolio : 69,937 loans, Only 9 loans > $3 million and
161 loans > $2 million

Low Integration Risk

Extensive prior integration experience: 23 acquisitions in last 25 years
Demonstrated success in previous thrift conversions to M&T commercial banking model (East NY, Empire,
Goldome, OnBanc, Partners Trust)
Established presence and operating experience in Hudson City’s markets
Strong M&T management team and organization already in place in Hudson City’s markets
Hudson City’s monoline residential mortgage-focused business model streamlines integration
Active involvement of Hudson City’s long-tenured management team
Hudson City’s core operating systems outsourced – minimizes systems integration complexities
M&T will leverage its extensive integration experience, which includes integration of institutions significantly more complex than Hudson City

M&T’s History of Well-Executed Sizeable Acquisitions

*  Large transactions are highlighted
($ in millions)
Date of
Acquisition Bank Acquired
Assets
Acquired
($mm)
Deposits
Acquired
($mm) Primary Market(s)
% M&T
Deposits
May-11 Wilmington Trust 10,845           8,864             Delaware 17.5%
Nov-10 K Bank 154                491                Baltimore, MD 1.0%
Aug-09 Bradford Bank 302                361                Baltimore, MD 0.8%
May-09 Provident Bancshares 6,300             5,100             Baltimore, MD & Washington, DC 12.0%
Dec-07 First Horizon Branches 214                216                Fairfax, VA & Baltimore, MD 0.6%
Nov-07 Partners Trust Financial Group 3,500             2,200             Binghamton, Utica, NY 5.7%
Jun-06 Citibank, N.A. branches 269                1,000             Buffalo, Rochester, NY 2.6%
Apr-03 Allfirst Financial 16,000           11,000           MD, PA, VA, DE & Washington, DC 50.2%
Feb-01 Premier National Bancorp 1,800             1,400             Hudson Valley, NY 6.9%
Oct-00 Keystone Financial 7,420             5,183             Central Pennsylvania 35.3%
Sep-99 Chase Branches 44                 634                Binghamton, Jamestown, Buffalo, NY 4.3%
Jun-99 FNB Rochester 676                511                Rochester, NY 3.5%
Apr-98 ONBANCorp 5,493             3,768             Syracuse, NY & Northeast PA 34.0%
Jan-97 GreenPoint Branches NA 131                Westchester, NY 1.2%
Jul-95 Chase Manhattan Branches 4                   84                 Hudson Valley, NY 1.0%
Dec-94 Chemical Bank Branches NA 146                Hudson Valley, NY 2.0%
Dec-94 Ithaca Bancorp 470                330                Ithaca, NY 4.5%
Jul-92 Central Trust, Endicott Trust 1,400             1,300             Binghamton, Rochester, NY 18.2%
May-91 Goldome 1,700             2,200             Buffalo, NY 36.5%
Sep-90 Empire Federal Savings Bank 450                1,240             Buffalo, Rochester, NY 24.5%
Jan-90 Monroe Savings 439                479                Rochester, NY 9.8%
Dec-87 East NY Savings 1,855             1,641             New York City 60.0%

Our commitment to seamless merger and integration activity is practiced and refined.  The following are staples of our approach:
M&T Integration Approach and Experience

Transaction Announcement
Date
Closing
Date
Conversion
Date
Allfirst 9/26/02 4/1/03 7/4/03
Citibank Branches 4/25/06 6/30/06 Simultaneous
Partners Trust 7/19/07 11/30/07 Simultaneous
Provident 12/19/08 5/23/09 Simultaneous
Wilmington 11/1/10 5/16/11 8/27/11
Integration Timeline – Recent M&T Acquisitions
Placement of
M&T’s management
in new markets
For our 70 most senior people, the
Wilmington Trust merger was on
average, the 12th such deal on which
they’ve worked
13 senior M&T executives have
worked on all 23 acquisitions
undertaken in the past 25 years
Significant commitment
on the part of thousands
of back office and front
line employees who
touch each component
of the customer
experience
M&T has
demonstrated a
consistent ability to
efficiently integrate
transactions –
simultaneous close
and conversion
Managing
The Process
Senior Management
Experience
Attention To
Detail
Rapid
Integration

M&T:  A “Super-Community Bank”

Our approach is simple:
We provide banking services in communities where we live
and work
We focus on carefully underwritten lending, based on local
knowledge
We take a prudent approach to acquisitions – we grow when
and where it makes sense
We view our long-tenured and engaged employees as key to
our success
The result is a history of above-average shareholder returns

Commitment to Our Communities
Charitable Giving
Donated more than $147 million to community-based organizations over the past 10 years
Community Investment
Earned highest possible Community Reinvestment Act rating on every exam since 1982
Volunteerism
In the first half of 2012, over 3,600 M&T employees reported volunteering their time with over 1,200 community and not-for-profit organizations, logging more than 30,000 volunteer hours
Consistent and Conservative Lending
Winner of 14 2011 Greenwich Excellence Awards for small business banking
#1 SBA lender in core Mid-Atlantic markets of Baltimore, Wilmington, Washington, DC and
Philadelphia and Upstate New York markets of Binghamton, Buffalo, Syracuse and Rochester –
ranked 6   nationally
th

Westminster Community Charter School
United Way Day of Caring in Baltimore
Gettysburg Visitor Centre

We lend in the markets where we live and work to people and enterprises whom we know
#1 Small Business Administration
Lender in:
Baltimore
Binghamton
Buffalo
Philadelphia
Rochester
Syracuse
Washington, DC
Wilmington
Ranked 6
th
Nationally
Ranked 3
rd
in Eastern U.S.
#1 market share for lead bank
relationships
among middle market clients in:
(1)
Baltimore
Binghamton
Buffalo
Harrisburg
Northern Pennsylvania
Rochester
Syracuse
State of Maryland overall
State of Delaware overall
(1) Independent 3
rd
party market research
(2) Reflects in-market deposits only
#1 or #2 deposit market share
in 8 of top 10 communities:
#2 in Baltimore
#1 in Binghamton
#1 in Buffalo
#2 in Harrisburg
#2 in Rochester
#1 in Syracuse
#1 Wilmington / State of Delaware
(2)
#1 in York
Strong Presence In Our Communities

Our “super-community bank” model is validated through our long-term results
M&T has been profitable in every quarter of the last 36 years – 144 consecutive quarters
Since 1983, when Chairman Robert Wilmers came to M&T, achieved compound annual growth in operating earnings per share of 17%
M&T is only commercial bank in S&P 500 not to cut dividend or execute dilutive equity offering during the financial crisis
Over 16% annualized total return to
shareholders from 1983 through 6/30/12
22
nd
highest annual total return to
shareholders among the universe of 687 US-
based stocks that have traded continuously
since 1980
M&T’s stock has outperformed the S&P
Bank Index by 18%, 37% and 47% over the
3-, 5-, and 10-year periods ending 6/30/12
Highest stock price appreciation among
100 largest banks in 1983, of which only 23
remain today
A History of Above-Average Shareholder Returns

$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
1H12
6.55
5.84
3.41
2.80 2.80
1.40
17% Net Operating EPS CAGR
16% Dividend CAGR

M&T Bank
Hudson City Bancorp, Inc.

Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No. 148 stock option expensing.
M&T maintained its dividend and experienced no losses through the recent crisis
Net Operating Income and Net Operating EPS are non-GAAP financial measures. Refer to the Appendix for a reconciliation between these measures and GAAP
Earnings & Dividend Growth: 1983 – 2Q’12
Dividends GAAP EPS Impact of Amortization and Merger-related expenses

Appendix

Net Income 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q12 2Q12
$'s in millions
Net income $268.2 $353.1 $456.7 $573.9 $722.5 $782.2 $839.2 $654.3 $555.9 $379.9 $736.2 $859.5 $206.5 $233.4
Intangible amortization*
56.1       99.4       32.5       47.8       46.1       34.7        38.5        40.5        40.5        39.0        35.3        37.6        10.2        9.7
Merger-related items*
16.4       4.8         -        39.2       -        -          3.0          9.1          2.2          36.5        (16.3)       (12.8)       1.7          4.3
Net operating income $340.7 $457.3 $489.2 $660.9 $768.6 $816.9 $880.7 $703.8 $598.6 $455.4 $755.2 $884.3 $218.4 $247.4
Pre-Tax, Pre-Provision
Income
Net Income for EPS
$268.2 $353.1 $456.8 $573.9 $722.5 $782.2 $839.2 $654.3 $555.1 $332.0 $675.9 $781.8 $188.2 $214.7
Preferred Div., Amort. of Pref. Stock
& Unvested Stock Awards
$0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.8 $47.9 $60.3 $77.7 $18.2 $18.7
Income Taxes
$154.1 $198.5 $219.1 $276.8 $344.0 $388.7 $392.4 $309.2 $183.9 $139.4 $356.6 $365.1 $102.0 $118.8
GAAP Pre-tax Income
$422.3 $551.6 $675.9 $850.7 $1,066.5 $1,170.9 $1,231.6 $963.5 $739.8 $519.3 $1,092.8 $1,224.6 $308.4 $352.2
Provision for credit losses 38.0 103.5 122.0 131.0 95.0 88.0 80.0 192.0 412.0 604.0 368.0 270.0 49.0 60.0
Pre-Tax, Pre-Provision Income
$460.3 $655.1 $797.9 $981.7 $1,161.5 $1,258.9 $1,311.6 $1,155.5 $1,151.8 $1,123.3 $1,460.8 $1,494.6 $357.4 $412.2
Earnings Per Share
Diluted earnings per share
$3.24 $3.58 $4.78 $4.95 $6.00 $6.73 $7.37 $5.95 $5.01 $2.89 $5.69 $6.35 $1.50 $1.71
Intangible amortization*
0.67       1.00       0.34       0.41       0.38       0.30        0.33        0.37        0.36        0.34        0.29        0.31        0.08        0.08
Merger-related items* 0.20       0.05       -        0.34       -        -          0.03        0.08        0.02        0.31        (0.14)       (0.10)       0.01        0.03
Diluted net operating
earnings per share
$4.11 $4.63 $5.12 $5.70 $6.38 $7.03 $7.73 $6.40 $5.39 $3.54 $5.84 $6.55 $1.59 $1.82
Efficiency Ratio
$'s in millions
Non-interest expenses $718.6 $980.6 $961.6 $1,448.2 $1,516.0 $1,485.1 $1,551.7 $1,627.7 $1,727.0 $1,980.6 $1,914.8 $2,478.1 $639.7 $627.4
less: intangible amortization
69.6       121.7     51.5       78.2       75.4       56.8        63.0        66.5        66.6        64.3        58.1        61.6        16.8        15.9
less: merger-related expenses
26.0       8.0         -        60.4       -        -          5.0          14.9        3.5          89.2        0.8          83.7        2.7          7.2
Non-interest operating expenses
$623.0 $850.9 $910.1 $1,309.6 $1,440.6 $1,428.3 $1,483.7 $1,546.3 $1,656.8 $1,827.2 $1,856.0 $2,332.8 $620.2 $604.3
Tax equivalent revenues
$1,189.4 $1,653.3 $1,773.6 $2,446.2 $2,694.9 $2,761.3 $2,883.1 $2,804.1 $2,900.6 $3,125.7 $3,399.6 $3,998.6 $1,003.8 $1,046.3
less: gain/(loss) on sale of securities
(3.1)       1.9         (0.6)       2.5         2.9         1.2          2.6          1.2          34.4        1.2          2.8          150.2      0.05        (0.4)
less: net OTTI losses recognized
-        -        -        -        -        (29.4)       -          (127.3)     (182.2)     (138.3)     (86.3)       (77.0)       (11.5)       (16.2)
less: merger-related gains -        -        -        -        -        -          -          -          -          29.1        27.5        64.9        -          -
Denominator for efficiency ratio
$1,192.5 $1,651.4 $1,774.2 $2,443.7 $2,692.0 $2,789.5 $2,880.5 $2,930.2 $3,048.4 $3,233.7 $3,455.6 $3,860.5 $1,015.3 $1,062.9
Net operating efficiency ratio
52.3% 51.5% 51.3% 53.6% 53.5% 51.2% 51.5% 52.8% 54.4% 56.5% 53.7% 60.4% 61.1% 56.9%
*Net of tax
Reconciliation of GAAP and Non-GAAP Measures

Reconciliation of GAAP and Non-GAAP Measures

Average Assets 2006 2007 2008 2009 2010 2011 1Q12 2Q12
$'s in millions
Average assets 55,839 $ 58,545 $ 65,132 $ 67,472 $ 68,380 $ 73,977 $ 78,026 $ 80,087 $
Goodwill (2,908) (2,933) (3,193) (3,393) (3,525) (3,525) (3,525) (3,525)
Core deposit and other
intangible assets (191) (221) (214) (191) (153) (168) (168) (151)
Deferred taxes 38 24 30 33 29 43 48 44
Average tangible assets 52,778 $ 55,415 $ 61,755 $ 63,921 $ 64,731 $ 70,327 $ 74,381 $ 76,455 $
Average Common Equity
$'s in millions
Average common equity 6,041 $   6,247 $   6,423 $   6,616 $   7,367 $   8,207 $   8,510 $   8,668 $
Goodwill (2,908) (2,933) (3,193) (3,393) (3,525) (3,525) (3,525) (3,525)
Core deposit and other
intangible assets (191) (221) (214) (191) (153) (168) (168) (151)
Deferred taxes 38 24 30 33 29 43 48 44
Average tangible common equity 2,980 $   3,117 $   3,046 $   3,065 $   3,718 $   4,557 $   4,865 $   5,036 $

Important Additional Information

In connection with the proposed merger, M&T Bank Corporation (“M&T”) will file with the U.S. Securities and Exchange
Commission (the “SEC”) a Registration Statement on Form S-4 that will include a Joint Proxy Statement of M&T and
Hudson City Bancorp, Inc. (“Hudson City”) and a Prospectus of M&T, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF M&T AND HUDSON CITY ARE URGED TO READ THE REGISTRATION
STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES
AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS
OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about M&T and
Hudson City, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from M&T at www.mtb.com under the tab “About Us” and then under the heading “Investor
Relations” and then under “SEC Filings” or from Hudson City by accessing Hudson City’s website at www.hcsbonline.com under the heading “Investor Relations.”  Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5445.
M&T and Hudson City and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of M&T and Hudson City in connection with the proposed merger. Information about the directors and executive officers of M&T and their ownership of M&T common stock is set forth in the proxy statement for M&T’s 2012 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 7, 2012.
Information about the directors and executive officers of Hudson City and their ownership of Hudson City common stock is set forth in the proxy statement for Hudson City’s 2012 annual meeting of shareholders, as filed with the SEC on a
Schedule 14A on March 19, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.